UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 15, 2024

RELIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16100 N. 71st Street, Suite 400

Scottsdale, AZ 85254

(Address of principal executive offices)

(480) 564-5700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	RS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	On May 15, 2024, the stockholders of Reliance, Inc. (the “Company”) approved an amendment to the Reliance, Inc. Second Amended and Restated 2015 Incentive Award Plan (the “Amended Plan”) to extend its duration by 5 years (through 2030).

The material terms and conditions of the Amended Plan have been previously described under Proposal No. 4 in the Company’s Definitive Proxy Statement on Schedule 14A (beginning on page 14) filed with the Securities and Exchange Commission on April 3, 2024 (the “Proxy Statement”), and in the Amended Plan document attached as Annex A thereto. The description of the Amended Plan in the Proxy Statement is incorporated by reference into Item 5.02 of this Current Report on Form 8-K. The summary is qualified in its entirety by the full text of the Amended Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On May 15, 2024, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) via live webcast. At the Annual Meeting, 50,921,721 shares were represented in person or by proxy, or 88.67% of the total shares outstanding as of the record date for the Annual Meeting.

(b)	The Company’s stockholders voted on the matters set forth below:

(1)	Each of the nominees for election to the Company’s Board of Directors (the “Board”) were elected to hold office until the Company’s next Annual Meeting of Stockholders, based upon the following votes:

Nominee for director	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Lisa L. Baldwin	46,231,942	1,016,903	28,286	3,644,590
Karen W. Colonias	46,550,321	675,315	51,495	3,644,590
Frank J. Dellaquila	46,898,886	345,204	33,041	3,644,590
Mark V. Kaminski	45,433,247	1,816,165	27,719	3,644,590
Karla R. Lewis	47,083,105	174,065	19,961	3,644,590
Robert A. McEvoy	46,180,505	1,058,194	38,432	3,644,590
David W. Seeger	46,169,442	1,068,880	38,809	3,644,590
Douglas W. Stotlar	43,216,317	4,040,357	20,457	3,644,590

(2)	The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

The vote was 45,486,561 for; 1,742,917 against; and 47,653 abstentions. There were 3,644,590 broker non-votes.

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(3)	The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year was approved based upon the following votes:

The vote was 50,230,150 for; 624,481 against; and 67,090 abstentions. There were no broker non-votes.

(4)	The proposal to approve an amendment to the Reliance, Inc. Second Amended and Restated 2015 Incentive Award Plan to extend its duration by 5 years was approved based upon the following votes.

The vote was 45,679,584 for; 1,543,015 against; and 54,532 abstentions. There were 3,644,590 broker non-votes.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment No. 2 to the Reliance, Inc. Second Amended and Restated 2015 Incentive Award Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE, INC.

Dated: May 16, 2024	By:	/s/ William A. Smith II
William A. Smith II
Senior Vice President, General Counsel and Corporate Secretary

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